SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 1998



                                  SBARRO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-8881                                           11-2501939
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


        763 Larkfield Road, Commack, New York                        11725
     -----------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.    Other Events.
-------    -------------

           On January 12, 1998, Carmela Sbarro was elected a director of the Company to fill a vacancy in the Board.

           On January 20, 1998, the Company issued a press release (the "Press Release") reporting that the Company had received a proposal from members of the Sbarro family for the merger of the Company with a company to be owned by them and to announce preliminary fourth quarter and year-end 1997 results.

           A copy of the Press Release is attached to this report as Exhibit 99.01.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
-------    -------------------------------------------------------------------

           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01:     Sbarro,  Inc.  Press  Release dated January 20,
                                 1998.

                      99.02: Proposal dated January 12, 1998 on behalf of Mario Sbarro, Joseph Sbarro, Anthony Sbarro and the Trust of Carmela Sbarro to the Board of Directors of the Company.

                      99.03 Amendment and supplement dated January 20, 1998 on behalf of Mario Sbarro, Joseph Sbarro, Anthony Sbarro and the Trust of Carmela Sbarro to the Board of Directors of the Company.







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



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SBARRO, INC.


Date: January 21, 1998                      By: /s/  Robert S. Koebele
                                               -----------------------------
                                                Robert S. Koebele,
                                                Vice President-Finance






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



                                  EXHIBIT INDEX
                                  -------------




Exhibit
Number               Description
------               -----------

99.01          Sbarro, Inc. Press Release dated January 20, 1998.

99.02 Proposal dated January 12, 1998 on behalf of Mario Sbarro, Joseph Sbarro, Anthony Sbarro and the Trust of Carmela Sbarro to the Board of Directors of the Company.

99.03 Amendment and supplement dated January 20, 1998 on behalf of Mario Sbarro, Joseph Sbarro, Anthony Sbarro and the Trust of Carmela Sbarro to the Board of Directors of the Company.






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